EXHIBIT 99.2

THE HEALING COMPANY FORGES STRATEGIC PARTNERSHIP WITH ALTHEA DRF LIFESCIENCES

The Healing Company, Inc.

August 24, 2023

The Healing Company, Inc.

The Renowned Biosciences Research Company Expected to Propel The Healing Company’s Growth & Product Innovation

New York, NY, Aug. 24, 2023 (GLOBE NEWSWIRE) -- The Healing Company Inc. (OTCQB: HLCO) (“The Healing Company” or the “Company”) today announced a strategic partnership with Althea DRF Lifesciences, a renowned biosciences research center supported by the Burman family, majority shareholders of one of the largest Indian consumer packaged goods (CPG) companies and the largest Ayurvedic company worldwide with a $12 billion market capitalization. The partnership will aim to accelerate The Healing Company’s growth and product innovation as it pursues its bold vision to bring integrated healing to the world, helping millions improve their quality of life.

Rooted in a shared vision of combining modern medicine with ancient wisdom, the alliance between The Healing Company and Althea DRF Lifesciences is poised to advance the $7 billion Ayurvedic market that is already on a remarkable trajectory with a 15% compound annual growth rate (according to Market Research Future).

Over the next few years, this partnership will initially focus on the creation of seven products aiming to address brain health, anxiety management, sleep optimization, immunity enhancement, cardiovascular, and men’s and women’s health. Spearheaded by more than 100 multidisciplinary experts, the pioneering research and development team at Althea DRF Lifesciences will provide clinical rigor and validation to The Healing Company’s expanding portfolio of integrated healing offerings. Althea DRF Lifescience’s experience delivering scalable solutions will also bolster The Healing Company’s strategic and operational capabilities, fueling the company’s M&A endeavors and propelling growth in a market primed for disruption.

“Building upon our recent acquisition of certain Chopra Global business assets, our partnership with Althea DRF Lifesciences is a pivotal moment as it will enable us to seamlessly combine traditional Ayurvedic principles with the cutting-edge research methodologies of modern biotechnology,” said Simon Belsham, CEO and Co-Founder of The Healing Company. “By harnessing Althea DRF Lifesciences’s access to hundreds of scientists and more than a century of cumulative experience in Ayurvedic medicine, pharmaceutical research, and distribution, we are uniquely positioned to expand our offering of integrated healing products and help propel the move from treatment to prevention—a paradigm shift the world urgently needs.”

Founded by Dr. Anand C. Burman and led today by Dr. Manu Jaggi as CEO and Dr. Anu Singh as Chief Mentor, leading cancer research scientists with more than 30 years of experience in the biotech sector, Althea DRF Lifesciences revitalized India’s healthcare and wellness space by combining the centuries-old knowledge of Ayurveda with the scientific rigors of pharmaceutical product development. Althea DRF Lifesciences has a deep-rooted legacy in cancer research and biotechnology with more than 200 pioneering patents, product registrations, and trademarks that have set new benchmarks in the field.

“Drawing upon their expertise in e-commerce, s-commerce, and brand cultivation, the intersection of The Healing Company’s focus on creating credible, science-backed products and our storied legacy of developing and scaling science-led healthcare solutions promises to reshape the wellness paradigm,” added Dr. Manu Jaggi, CEO of Althea DRF Lifesciences. “United by a shared commitment to wellbeing, research excellence, and innovation—even the convergence of our names evokes a natural synergy with Althea signifying ‘healer’ in Greek—we are excited about participating in the ushering in of a new era of wellness that combines modern medicine and ancient wisdom with The Healing Company.”

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About Althea DRF Lifesciences

Althea DRF Lifesciences is a multifaceted healthcare and wellness company with a partner driven approach to deliver innovative solutions to a range of healthcare sectors. The company was set up in 2008 as the vision of Dr. Anand C. Burman. He envisaged the revitalization of India’s healthcare and wellness space by combining the knowledge of Ayurveda with rigors of pharmaceutical product development. At the core of our business, we seek to combine our partner’s scientific expertise with our own capabilities of delivering scalable and reliable solutions to each stakeholder in the life-cycle of wellness products.

About Dr. Anand C. Burman

Dr. Anand C. Burman founded Althea DRF Lifesciences in 2008 with a vision to revitalize India’s healthcare and wellness space by combining the knowledge of Ayurveda with the rigors of pharmaceutical product development. Dr. Burman set up the pharmaceutical division for Dabur India in 1989 and is a prominent and respected figure within the international oncology industry.

Dr. Burman holds a PhD in pharmaceutical chemistry from the University of Kansas.

About Dr. Manu Jaggi

Dr. Manu Jaggi is the CEO of Althea DRF Lifesciences. Dr. Jaggi currently leads a team of over 100 scientists engaged in carrying out research in diverse areas such as cancer, chronic inflammation, cardiometabolic disease, skin ailments, cognitive health, and diseases of the liver and gut.

For the last several years, Dr. Jaggi's team has been investigating the effects of alternative medicine on overall health and wellness. The research findings have demonstrated a very strong linkage of complementary alternative therapies on the strengthening of immunity, anti-aging, reduction of inflammation, and improvement of cognitive health.

About Dr. Anu Singh

Dr. Anu Singh is the Chief Mentor at Althea DRF Lifesciences. She has a doctorate and post doctoral experience in Neurobiology from the All India Institute of Medical Sciences New Delhi. Dr Anu is a seasoned scientific leader with over 30 years of experience  in drug discovery and translational approaches across diverse areas of health and wellness.

About The Healing Company

The Healing Company Inc. was founded with a bold aim: Bring integrated healing to the world. Compelled by the global healthcare crisis and a deep belief in a different way—one which draws on conventional medicine and ancient wisdom, science and nature—the company looks to democratize access to integrated healing methods, while helping the world evolve how it thinks about health and healthcare. To do so, the company is building a community of powerful healing brands, identifying, acquiring, and helping scale the reach and impact of the world’s highest potential healing practices & products.

The Healing Company’s common stock is quoted for trading on the OTCQB under the symbol HLCO, and its advisors and investors include global wellbeing icon Dr. Deepak Chopra, MD, renowned investor and psychedelics entrepreneur Christian Angermayer, and Social Chain & Thirdweb founder and Dragons Den member Steven Bartlett. For more information, visit http://www.healingcompany.com.

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Forward-looking statements

This release includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements which are not historical facts are forward-looking statements. The Company makes forward-looking public statements concerning its expected future financial position, results of operations, cash flows, financial requirements, business strategy, products and services, potential future financings, acquisition and scaling of future brands and or project and its anticipated financing plans, growth opportunities, plans and objectives of management for future operations, including statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will," and other similar expressions that are forward-looking statements.  Such forward-looking statements are estimates reflecting the Company' s best judgment based upon current information and involve a number of risks and uncertainties, and there can be no assurance that other factors will not affect the accuracy of such forward-looking statements; foreign exchange and other financial markets; changes in the interest rates on borrowings; hedging activities; changes costs of goods; changes in the investments and expenditure levels; litigation; legislation; environmental, judicial, regulatory, political and competitive developments in areas in which The Healing Company operates. There can be no assurance that The Healing Company will achieve the above stated brand acquisitions and scaling of those brands or the closing of any required financing. The reader should refer to the risk disclosures set out in the periodic reports and other disclosure documents filed by The Healing Company from time to time with the Securities and Exchange Commission.

Communications:

Jacalyn Lee

The Healing Company

Email: jacalyn@healingcompany.com

Investor Relations:

Crescendo Communications, LLC

Tel: (212) 671-1020

Email: hlco@crescendo-ir.com

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